Exhibit 99.1

Slide:    1 Title:  LNB Bancorp, Inc. NASDAQ: LNBB SubTitle:     Investor PresentationMarch 2012

Slide:    2         Forward Looking StatementsThis presentation contains forward-looking statements relating to the financial condition, results of operations and business of LNB Bancorp, Inc., including certain plans, expectations, goals and statements which are subject to numerous assumptions, risks and uncertainties.  Actual results could differ materially from those indicated by such statements for a variety of reasons.  Among the important factors that could cause actual results to differ materially from those indicated are movements in interest rates, changes in the mix of the Company’s business, competitive pressures, changes in general economic conditions, the nature, extent and timing of governmental actions and reforms and the risk factors detailed in the Company’s 2011 Annual Report on Form 10-K and subsequent current and periodic reports and registration statements filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available as of the date hereof. LNB Bancorp, Inc. undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation.Other Placeholder:     2

Slide:    3 Title:  A Community Bank of Scale (LNBB: NASDAQ) Other Placeholder:      Total assets of $1.2 billion20 banking offices serving the northeast Ohio market. Founded in 1905.Deep and experienced management team with experience in regional and community banking, and non-bank financial servicesStrong core earnings base with consistent growth trends.Experienced, motivated lenders in markets/ business lines with strong upside potentialRobust infrastructure with excess capacityOther Placeholder: 3

# A Successful Business Model

- Stable core earnings with improving trends
- Diverse fee income stream:
  - Trust
  - Mortgage Banking
  - Indirect Loans
  - Service charges
- Unique high quality multi-state Indirect Auto business
- Aggressive management of credit quality
- Highly efficient operations

LNB Bancorp, Inc.

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Slide:    5             Other Placeholder:        5         Prior to 2005, LNB Bancorp was almost exclusively Lorain County-focused with a primary emphasis in CRE        16 full-service banking offices

Slide:    6         1. Continue to invest and grow in          Lorain CountyBuild a strong, experienced      management team Restructure distribution system Grow core funding Improve Retail product offeringsOther Placeholder:     6         In 2005, executive management and the Board of Directors developed a new strategic direction        2. Expand geographically and build product capabilities Open LPOs to better serve broader NE OH market Develop a suite of Treasury Management products  Restructure commercial delivery Enhance credit capabilities—especially C&I expertise    3. Look for opportunistic acquisitions Morgan Bank– headquartered in Hudson, an affluent southeast Cleveland suburb, providing a platform to expand. #1 market share in Hudson -- and growing! Integrated high quality indirect auto loan business

Slide:    7 Other Placeholder:          7         Build a strong, experienced management team.      Continue to Invest & Grow in Lorain County                                  Years in Banking          Experience                                                           Years with LNBBDaniel E. Klimas                  26          Key Bank, Huntington                      6(CEO)                                McKinsey & Co.Gary J. Elek            27          First Merit, A. Schulman                  2(CFO)Frank A. Soltis               40          Lake City Bank, First Chicago                                          6(CIO)                       N. Illinois FinancialJohn D. Simacek            39          Fifth Third, Third Federal Savings                                     6(Retail)                              Strongsville Savings BankDavid S. Harnett                 36          Fifth Third, National City                4(Chief Credit Officer)Kevin W. Nelson                  25          First Merit, United Bank-Canton,                                       9(Indirect Lending)                              Bank First NationalPeter R. Catanese  33          Key Bank, Premier Bank, Charter One                            6(Marketing)                         Robert Heinrich             31          Key Bank, Federal Reserve,                                   8(Risk Mgmt.)                          Century Fed. Credit UnionMary E. Miles                    6           Tire Centers Inc.,                         6(Human Resources)                   Miles ConsultingKevin G. Ball                   28          Wells Fargo, Charter One, Michigan National         1(Commercial Banking)Joan Villareal           36          Lorain County Bank, Premier Bank                    5  (Loan Operations)      Total     327                                       59

Slide:    8 Other Placeholder:          8          Full-Service branch locations: 15 2 New branch locations in growth areas:North Ridgeville & Elyria (*) Closed 3 lower-performing offices in:Lorain & Elyria  (red)-- West Park-- Cleveland St.-- Kansas Ave.     The Retail distribution system was enhanced to focus on higher growth Lorain County markets.       *         *         N. Ridgeville       Continue to Invest & Grow in Lorain County

Slide:    9 Other Placeholder:          9         Lorain County:Communities with Strong Fundamentals          Population in thousands       Total Population    Source: Lorain County Chamber of Commerce         Since the early 1980s, eastern Lorain County has seen significant residential and commercial developmentRepublic Steel recently announced the plan to expand its facilities, expecting to add additional 449 jobs and bring more than $1 billion in estimated economic activities to Lorain CountyFord plans to invest $128 million to retool its plant to build medium-duty  trucks retaining 1,800 jobs.The Cleveland  Clinic completed its $98 million facility in 2011 adding 400 jobs.     Unemployment Rate

Slide:  10 Title: Significant Market Share Gains Deposit Market Share Lorain County OH Other Placeholder:       10        Lorain County provides strong, inexpensive core funding for the bank. LNB has gained significant market share since 2005 (without any benefit from acquisitions).Cost of deposits of 0.83% at September 30, 2011Core deposits to total deposits of 76%    (%)       Source: FDIC data   Continue to Invest & Grow in Lorain County

Slide:    11 Other Placeholder:         11        We opened a Commercial LPO in an attractive suburban commercial district to broaden our commercial banking geographic reach. Experienced Commercial lenders actively call on prospects throughout this 8 county area.       LPO added:Independence, OH (Cuyahoga County)     *         Expand Geographically and Build Product Capabilities

Slide:    12 Other Placeholder:         12        Ohio County Demographic Ranking(88 total counties)          Source: SNL Financial data as of 6/30/2010        Top Quintile2nd Quintile3rd Quintile4th Quintile5th Quintile         Ranking Criteria:Market SizeTotal HouseholdsIncomeNet WorthTotal DepositsDeposits per Sq. MileHH Growth2010- 2015Income growthCompetitionBranch density# CompetitorsEconomic2015 projected Unemployment           LNB Market Area     36        57        29        21        25        8         5         13        6         14        42        62        66        19        11        LNB competes in some of the most attractive banking markets in Ohio

Slide:    13 Other Placeholder:         13        We significantly enhanced our commercial banking capabilities to support C&I lending and a broader geographic reach.    Commercial Banking Improvements Treasury Management capabilities enhanced: Sweep product Remote check capture Lockbox Developed Sales Executive & Portfolio Manager structure to enhance sales &                  credit capabilities.  70% of new commercial business now generated outside of Lorain County.        Expand Geographically and Build Product Capabilities

Slide:    14 Other Placeholder:         14 Title:  LNB acquired Morgan Bank in 2007         Morgan Bank was started in 1990 One branch office with deposits of $122 million Located in Hudson, Ohio (Summit County) Population : 23,072* Median HH Income: $99,186  (One of the highest in the state)* 875 businesses operate in the City*           Look for Opportunistic Acquisitions     *Source: Ohio Dept. of Development

Slide:    15 Title: Deposit Market Share Hudson, Ohio   Other Placeholder:         15        # 1 City Shareeach year       The LNB Management Team is experienced in post merger integration. Deposit share at Morgan Bank has maintained the #1 position since the 2007 acquisition.      Source: FDIC data   %         Look for Opportunistic Acquisitions

Slide:    16 Other Placeholder:         Indirect Auto Business15 years of experienceOriginates through dealers in:      Ohio,  Kentucky, Tennessee,   Georgia, and IndianaAverage credit score of 7722012 Plan is to generate $143 million in assetsOther Placeholder:        16        The Indirect Auto business provides high quality assets to LNB’s balance sheet and generates recurring fee income through sales of these assets to other community banks.           Look for Opportunistic Acquisitions

Slide:    17 Other Placeholder:         Indirect Auto BusinessOther Placeholder:          17        The Indirect loan portfolio is distributed across multiple geographies.         Look for Opportunistic Acquisitions               The Indirect auto portfolio is composed of        high  quality credit scores averaging 772.

Slide:    18 Other Placeholder:         18        The Indirect Auto portfolio has had consistently low delinquencies.   Look for Opportunistic Acquisitions     Charge-offs in the Indirect portfolio have also been quite manageable.          Indirect Portfolio Delinquency Trend (30 days +) Net Loss Percentage by Quarter

Slide:    19 Other Placeholder:         19        Balance Sheet & Profitability           Total Deposits(6 year CAGR of 7.56%)    $ in millions       Total Loans(6 year CAGR of 6.10%)

Slide:    20        Net Interest Margin Other Placeholder:  20        LNB has been able to steadily improve its net interest margin in a difficult interest rate environment        Trends & Profitability        Annually Quarterly

Slide:    21 Other Placeholder:         21        Balance Sheet & Profitability           *Pre Provision Core Earnings=  Income before tax expense, adjusted to exclude the impact of the provision for loan losses.See the “Reconciliation “ table at the end of this presentation.    Pre-Provision Core Earnings* - By Year Pre-Provision Core Earnings* - By Quarter         $ in millions

Slide:    22        Operating Expenseto Assets Other Placeholder:     22        A strong focus on expenses has provided additional impetus to core earnings.    Peer Group: BHCPR- assets $1-3 billion Trends & Profitability

Slide:    23        Pre-Provision Core Earningsto Assets Other Placeholder:     23        These core earnings improvements place LNB in good position relative to its peer group.   Trends & Profitability        Peer Group: BHCPR- assets $1-3 billion

Slide:    24 Other Placeholder:         24        Total Loan Portfolio  $837 million                      (as of December 31, 2011)         LNB has a diverse overall loan portfolio with a 54/46% split between commercial and consumer.       Loan Portfolio Composition    $67       $67

Slide:    25 Other Placeholder:         25        Commercial Loan Portfolio  $458 million                     (as of December 31, 2011)     The commercial portfolio continues to have a significant emphasis on CRE.       Loan Portfolio Composition

Slide:    26 Other Placeholder:         26                        Commercial Real Estate $287.0 million                 (as of December 30, 2011)     A majority of CRE loans are owner-occupied and look to cash flow to service debt vs. rent payments. Loan Portfolio Composition    7%        8%

Slide:    27        Non-Performing Loans to Total Loans Other Placeholder:      27        NPLs remain higher than our peers, though NPL growth has slowed considerably…   %         Credit Quality Profile        Peer Group: BHCPR- assets $1-3 billion

Slide:    28 Other Placeholder:         28        Reserve BuildingProvision for Loan Losses         $000’s    LNB has aggressively built reserves to address the deterioration in the loan portfolio.   Credit Quality Profile

Slide:    29 Other Placeholder:         29        Credit Quality Trends         Loans 30-89 Days Past Due / Loans       NPLs / Loans        $ in millions       Annually Quarterly           Annually Quarterly

Slide:    30 Other Placeholder:         30        Credit Quality Trends         ALLR / Loans        ALLR / NPLs         Annually Quarterly           Annually Quarterly

Slide:    31        Tier 1 Capital Other Placeholder:       31        Tier 1 Capital is solidly above the “well capitalized” level.         5% “well capitalized” level   Capital Position    Total Risk-based Capital      10% “well capitalized” level Tangible Common Equity Ratio

  Slide:  32 Other Placeholder:         $25.2 million of variable rate Series B cumulative perpetual preferred stock issued on December 12, 2008Concurrently issued warrants to purchase 561,343 common shares at an exercise price of $6.74 per shareSome highlights of our March 23rd letter to shareholders regarding TARP and TARP repayment:“we intend to carefully balance our need to maintain a strong capital position with our objectives of building shareholder value and minimizing the impact of repayment on our current shareholders”“we should have the appropriate focus on our capital structure and how TARP repayment fits into our long-term plans”“no reason to rush into a transaction that could be detrimental in the long term to our institution and to you, our shareholders. We are taking a measured and analytic approach to our review of alternatives”“There are several actions that we have taken and are ongoing as we look at this issue:We are in dialogue with the Treasury so that we can be sure that we are as informed as we can be about their activities and plans.We have continuous dialogue with our primary regulator, the OCC, as their support will be required for whatever path we eventually take.We consult regularly with our financial and legal advisors to assess the various options available to us with respect to TARP.”     Other Placeholder: 32        Current Thoughts on TARP CPP

## *Strong Fundamentals with Attractive Valuation*

- Improving asset quality trends
- Growing loan and deposit portfolios
- Growing revenues
- Managed expenses
- Improving PTPP income
- Positive operating leverage
- Growing tangible book value per share
- Attractive valuation at approximately 55% of TBV

LNB Bancorp, Inc.

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Slide:    34                            LNBB -- Long Term Potential Only “Community Bank of Scale” headquartered in Northeast Ohio Flexibility Responsiveness Speed Focus on core banking capabilities Strong Fee Income Service charges Trust Fees Mortgage Lending Unique high quality indirect auto business Expanding outside Ohio Strong core earnings base and growth trends Compelling Valuation Other Placeholder:          34

Slide:    35 Other Placeholder:         35        Nationwide Comparables include public nationwide banks with assets $750 million - $2.5 billion, TCE/TA between 4.0% and 6.5%, NPAs/Assets between 2.0% and 6.0%, and participating in TARPMidwest Comparables include public Midwest banks with assets $750 million - $1.75 billion, positive LTM ROAA, < 6% NPAs, and TCE/TA > 4%Large Midwest Competitors include J.P. Morgan Chase, U.S. Bancorp, PNC, Fifth Third, KeyCorp, Huntington, and FirstMerit     Comparable Company Analysis